Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill
Goodwill

11.Goodwill

	As of				As of
	January 03,				December 31,
	2019		Additions	Disposals	2019

Cost	Ps.	348,441	—	—	348,441

	As of				As of
	December 31,				January 03,
	2019		Additions	Disposals	2021

Cost	Ps.	348,441	—	—	348,441

	As of				As of
	January 03,				December 31,
	2021		Additions	Disposals	2021

Cost	Ps.	348,441	22,634	—	371,075

As of January 3, 2021 and December 31, 2019, goodwill corresponded to the resulting excess between the consideration given and the fair values of the net assets acquired on the acquisition date by Betterware Latinoamerica Holding México, S.A. de C.V. (BLHM) and Strevo Holding, S.A. de C.V.

On March 12, 2021, Betterware entered into an agreement to acquire 60% of GurúComm for Ps.45,000. GurúComm is a Mobile Virtual Network Operator ("MVNO") and communications software developer. Moreover, on July 22, 2021, Betterware entered into an agreement more to acquire 70% of Innova Catálogos, S.A. de C.V., for Ps.5,000. Innova Catálogos is a company dedicated to the purchase and sale of clothing, footwear and accessories. The goodwill addition of Ps.22,634 is the result between the consideration paid and the fair values of the net assets acquired from both companies.

For impairment testing purposes, goodwill has been allocated to a cash generating unit (“CGU”). The recoverable value of the CGU was based on the fair value minus disposal costs, estimated using discounted cash flows. The fair value measurement was classified as a Level 3 fair value based on the inputs in the valuation technique used.

The values assigned to the key assumptions represent the administration’s assessment of future trends in relevant industries and are based on historical data from external and internal sources.

As of December 31, 2021, January 3, 2021, and December 31, 2019, the estimated recoverable amount of the CGU, exceeded its carrying amount.

The key assumptions used in the estimation of the recoverable amount are set out below. The values assigned to the key assumptions represent Management’s assessment of future trends in the relevant industries and have been based on historical data from both internal and external sources.

In percentages	2021	2020	2019
Discount rate	12.8	11.2	12.4
Terminal value growth rate	3.0	3.0	3.0
Budgeted EBITDA growth rate	30.0	38.0	14.0

The discount rate was a post-tax measurement estimated based on the historical industry average, weighted-average cost of capital and a market interest rate of 5.7%, 7.3% and 7.2% as of December 31, 2021, January 3, 2021, and December 31, 2019, respectively.

The cash flow projections included specific estimates for 5 years and a terminal growth rate thereafter. The terminal growth rate was determined based on management’s estimate of the long-term compound annual EBITDA growth rate, consistent with the assumptions that a market participant would make.

Budgeted EBITDA was estimated taking into account past experience and a revenue growth rate projected taking into account the average growth levels experienced over the past 5 years and the estimated sales volume and price growth for the next five years. It was assumed that the sales price would increase in line with forecast inflation over the next five years.